UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 3, 2009, Altria Group, Inc. (the “Company”) issued $525,000,000 aggregate principal amount of its 7.75% Notes due 2014 (the “2014 Notes”), $2,200,000,000 aggregate principal amount of its 9.25% Notes due 2019 (the “2019 Notes”) and $1,500,000,000 aggregate principal amount of its 10.20% Notes due 2039 (the “2039 Notes” and, together with the 2014 Notes and the 2019 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of November 4, 2008, among the Company, Philip Morris USA Inc., a wholly-owned subsidiary of the Company (“PM USA”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Notes are guaranteed by PM USA. PM USA’s guarantees were issued pursuant to the Indenture, and each was evidenced by a guarantee agreement made by PM USA in favor of the Trustee for each series of the Notes (collectively, the “Guarantee Agreements”).

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness. The Guarantee Agreements will be PM USA’s senior unsecured obligations and will rank equally in right of payment with all of PM USA’s existing and future senior unsecured indebtedness.

On February 3, 2009, the Company and PM USA entered into a Terms Agreement (the “Terms Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Santander Investment Securities Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of November 4, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

Interest on the Notes is payable semiannually on February 6 and August 6 of each year, commencing August 6, 2009, to holders of record on the preceding January 22 or July 22, as the case may be.

The Company has filed with the Securities and Exchange Commission a Prospectus dated November 4, 2008 (Registration No. 333-155009) and a Prospectus Supplement dated February 3, 2009 in connection with the public offering of the Notes.

The Company’s 364-Day Bridge Loan Agreement, dated December 19, 2008 (the “364-Day Agreement”), requires prepayment of outstanding borrowings in an amount equal to 100% of the net proceeds (after expenses) from any specified capital markets financing transaction (such as the offering of the Notes) at the end of the interest period applicable to the outstanding borrowings, which is currently February 6, 2009. Accordingly, on February 6, 2009, the Company used the net proceeds of the offering of the Notes (after expenses) of $4,189 million and available cash of $118 million to prepay all outstanding borrowings under the 364-Day Agreement. Following such payment, the 364-Day Agreement was terminated.

The descriptions of the Underwriting Agreement, the Terms Agreement and the Guarantee Agreements are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, the form of 2014 Notes, the form of 2019 Notes and the form of 2039 Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated February 3, 2009, among the Company, PM USA and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Santander Investment Securities Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 7.75% Notes due 2014

4.2	Guarantee Agreement for 9.25% Notes due 2019

4.3	Guarantee Agreement for 10.20% Notes due 2039

4.4	Form of 7.75% Note due 2014

4.5	Form of 9.25% Note due 2019

4.6	Form of 10.20% Note due 2039

5.1	Opinion of Hunton & Williams LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ Sean X. McKessy
Name:	Sean X. McKessy
Title:	Corporate Secretary

DATE: February 9, 2009

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated February 3, 2009, among the Company, PM USA and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Santander Investment Securities Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 7.75% Notes due 2014

4.2	Guarantee Agreement for 9.25% Notes due 2019

4.3	Guarantee Agreement for 10.20% Notes due 2039

4.4	Form of 7.75% Note due 2014

4.5	Form of 9.25% Note due 2019

4.6	Form of 10.20% Note due 2039

5.1	Opinion of Hunton & Williams LLP

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